Additional Sub-Custodian Exhibit 99.77Q3 Reference Item 15



HSBC Bank Argentina S.A.
Sub-Custodian
C1106ABJ Buenos Aires
ARGENTINA
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.
Sub-Custodian
Sydney NSW 2000
AUSTRALIA
Foreign Custodian Rule 17f-5

UniCredit Bank Austria AG
Sub-Custodian
A-1090 Vienna
AUSTRIA
Foreign Custodian Rule 17f-5

HSBC Bank Middle East Limited
Sub-Custodian
Al Seef 428
BAHRAIN
Foreign Custodian Rule 17f-5

Standard Chartered Bank
Sub-Custodian
Dhaka-1000
BANGLADESH
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
1040 Brussels
BELGIUM
Foreign Custodian Rule 17f-5

HSBC Bank Bermuda Limited
Sub-Custodian
Hamilton HM 11
BERMUDA
Foreign Custodian Rule 17f-5

Standard Chartered Bank Botswana Limited
Sub-Custodian
Gaborone
BOTSWANA
Foreign Custodian Rule 17f-5

J.P. Morgan S.A. DTVM
Sub-Custodian
Sao Paulo, SP 04538-905
BRAZIL
Foreign Custodian Rule 17f-5

ING Bank N.V.
Sub-Custodian
Sofia 1404
BULGARIA
Foreign Custodian Rule 17f-5

Canadian Imperial Bank of Commerce
Sub-Custodian
Toronto, Ontario M5L 1G9
CANADA
Foreign Custodian Rule 17f-5

Royal Bank of Canada
Sub-Custodian
Toronto Ontario M5V 3L3
CANADA
Foreign Custodian Rule 17f-5

Banco Santander Chile
Sub-Custodian
Santiago
CHILE
Foreign Custodian Rule 17f-5

HSBC Bank (China) Company Limited
Sub-Custodian
Shanghai 200120
THE PEOPLE'S REPUBLIC OF CHINA
Foreign Custodian Rule 17f-5

CorpBanca Investment Trust Colombia S.A.
Sub-Custodian
Bogota
COLOMBIA
Foreign Custodian Rule 17f-5


Privredna banka Zagreb d.d.
Sub-Custodian
10000 Zagreb
CROATIA
Foreign Custodian Rule 17f-5

HSBC Bank plc
Sub-Custodian
ATHENS, GREECE
CYPRUS
Foreign Custodian Rule 17f-5


UniCredit Bank Czech Republic a.s.
Sub-Custodian
Prague, CZECH REPUBLIC
CZECH REPUBLIC
Foreign Custodian Rule 17f-5

Nordea Bank Danmark A/S
Sub-Custodian
DK-2630
Taastrup, DENMARK
DENMARK
Foreign Custodian Rule 17f-5

Citibank, N.A.
Sub-Custodian
Cairo, EGYPT
EGYPT
Foreign Custodian Rule 17f-5


Swedbank AS
Sub-Custodian
15040 Tallinn
ESTONIA

Foreign Custodian Rule 17f-5

Nordea Bank Finland Plc
Sub-Custodian
FIN-00020 NORDEA Helsinki
FINLAND
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
93500 Pantin
FRANCE

Foreign Custodian Rule 17f-5

Societe Generale
Sub-Custodian
75009 Paris
FRANCE
Foreign Custodian Rule 17f-5


Deutsche Bank AG
Sub-Custodian
D-65760 Eschborn
GERMANY
Foreign Custodian Rule 17f-5

J.P. Morgan AG
Sub-Custodian
60311 Frankfurt
GERMANY
Foreign Custodian Rule 17f-5

Standard Chartered Bank Ghana Limited
Sub-Custodian
Accra
GHANA
Foreign Custodian Rule 17f-5

HSBC Bank plc
Sub-Custodian
11526 Athens
GREECE
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.
Sub-Custodian
HONG KONG
Foreign Custodian Rule 17f-5

Deutsche Bank AG
Sub-Custodian
H-1054 Budapest
HUNGARY
Foreign Custodian Rule 17f-5

Islandsbanki hf.
Sub-Custodian
IS-155 Reykjavik
ICELAND
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.
Sub-Custodian
Mindspace, Malad (West)
Mumbai 400 064
INDIA
Foreign Custodian Rule 17f-5


Deutsche Bank AG
Sub-Custodian
Jakarta 10310
INDONESIA
Foreign Custodian Rule 17f-5

JP Morgan Chase Bank, N.A.
Sub-Custodian
London E14 5JP
IRELAND
UNITED KINGDOM
Foreign Custodian Rule 17f-5

Bank Leumi le-Israel B.M.
Sub-Custodian
65136 Tel Aviv
ISRAEL
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
20123 Milan
ITALY
Foreign Custodian Rule 17f-5

The Bank of Tokyo-Mitsubishi UFJ, Limited
Sub-Custodian
Chuo-ku
Tokyo 103-0021
JAPAN
Foreign Custodian Rule 17f-5

Mizuho Corporate Bank, Limited
Sub-Custodian
Chuo-ku
Tokyo 104-0052
JAPAN
Foreign Custodian Rule 17f-5

HSBC Bank Middle East Limited
Sub-Custodian
Amman 11190
JORDAN
Foreign Custodian Rule 17f-5

SB HSBC Bank Kazakhstan JSC
Sub-Custodian
Almaty  050010
KAZAKHSTAN
Foreign Custodian Rule 17f-5

Standard Chartered Bank Kenya Limited
Sub-Custodian
Nairobi 00100
KENYA
Foreign Custodian Rule 17f-5

HSBC Bank Middle East Limited
Sub-Custodian
Safat 13017
KUWAIT
Foreign Custodian Rule 17f-5

Swedbank AS
Sub-Custodian
Riga LV-1048
LATVIA
Foreign Custodian Rule 17f-5

HSBC Bank Middle East Limited
Sub-Custodian
1107-2080 Beirut
LEBANON
Foreign Custodian Rule 17f-5

AB SEB Bankas
Sub-Custodian
LT 2600 Vilnius
LITHUANIA
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
L-5826 Hesperange
LUXEMBOURG
Foreign Custodian Rule 17f-5

Standard Bank Limited, Malawi
Sub-Custodian
Blantyre
MALAWI
Foreign Custodian Rule 17f-5

HSBC Bank Malaysia Berhad
Sub-Custodian
50100 Kuala Lumpur
MALAYSIA
Foreign Custodian Rule 17f-5

The Hongkong and Shanghai Banking
Sub-Custodian
Ebene
MAURITIUS
Foreign Custodian Rule 17f-5

Banco Nacional de Mexico, S.A.
Sub-Custodian
01210 Mexico, D.F.
MEXICO
Foreign Custodian Rule 17f-5

Societe Generale Marocaine de Banques
Sub-Custodian
Casablanca 20100
MOROCCO
Foreign Custodian Rule 17f-5

Standard Bank Namibia Limited
Sub-Custodian
Windhoek
NAMIBIA
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
1017 CE Amsterdam
NETHERLANDS
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.**
Sub-Custodian
Wellington 6011
NEW ZEALAND
Foreign Custodian Rule 17f-5

Stanbic IBTC Bank Plc
Sub-Custodian
Victoria Island
Lagos
NIGERIA
Foreign Custodian Rule 17f-5

Nordea Bank Norge ASA
Sub-Custodian
NO-0107 Oslo
NORWAY
Foreign Custodian Rule 17f-5

HSBC Bank Oman S.A.O.G.
Sub-Custodian
Seeb
OMAN

Foreign Custodian Rule 17f-5

Standard Chartered Bank (Pakistan) Limited
Sub-Custodian
Karachi 74000
PAKISTAN
Foreign Custodian Rule 17f-5

Citibank del Peru S.A.
Sub-Custodian
San Isidro, Lima 27
PERU
Foreign Custodian Rule 17f-5

The Hongkong and Shanghai Banking
Corporation Limited
Sub-Custodian
Bonifacio Global City
1634 Taguig City
PHILIPPINES
Foreign Custodian Rule 17f-5

Bank Handlowy w. Warszawie S.A.
Sub-Custodian
00-923 Warsaw
POLAND
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
1998-028 Lisbon
PORTUGAL
Foreign Custodian Rule 17f-5

HSBC Bank Middle East Limited
Sub-Custodian
Doha
QATAR
Foreign Custodian Rule 17f-5

ING Bank N.V.
Sub-Custodian
011745 Bucharest
ROMANIA
Foreign Custodian Rule 17f-5

J.P. Morgan Bank International
(Limited Liability Company) **
Sub-Custodian
Moscow 125047
RUSSIA
A/C JPMorgan Chase Bank London (USD NOSTRO Account)


HSBC Saudi Arabia Limited
Sub-Custodian
Riyadh 11413
SAUDI ARABIA
Foreign Custodian Rule 17f-5

UniCredit Bank Srbija a.d.
Sub-Custodian
11070 Belgrade
SERBIA
Foreign Custodian Rule 17f-5

DBS Bank Ltd.
Sub-Custodian
118502
SINGAPORE
Foreign Custodian Rule 17f-5

UniCredit Bank Slovakia a.s.
Sub-Custodian
SK-813 33 Bratislava
SLOVAK REPUBLIC
Foreign Custodian Rule 17f-5

UniCredit Banka Slovenija d.d.
Sub-Custodian
SI-1000 Ljubljana
SLOVENIA
Foreign Custodian Rule 17f-5

FirstRand Bank Limited
Sub-Custodian
Johannesburg 2001
SOUTH AFRICA
Foreign Custodian Rule 17f-5

SOUTH KOREA
Standard Chartered Bank Korea Limited
Sub-Custodian
Seoul 110-702
SOUTH KOREA
Foreign Custodian Rule 17f-5

Santander Investment, S.A.
Sub-Custodian
28660 Madrid
SPAIN
Foreign Custodian Rule 17f-5

The Hongkong and Shanghai Banking
Sub-Custodian
Colombo 1
SRI LANKA
Foreign Custodian Rule 17f-5

Nordea Bank AB (publ)
Sub-Custodian
SE-105 71 Stockholm
SWEDEN
Foreign Custodian Rule 17f-5

UBS AG
Sub-Custodian
8021 Zurich
SWITZERLAND
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.
Sub-Custodian
Taipei 11047
TAIWAN
Foreign Custodian Rule 17f-5

Stanbic Bank Tanzania Limited
Sub-Custodian
Dar es Salaam
TANZANIA
Foreign Custodian Rule 17f-5

Standard Chartered Bank (Thai) Public Company Limited
Sub-Custodian
Silom, Bangrak
Bangkok 10500
THAILAND
Foreign Custodian Rule 17f-5

Republic Bank Limited
Sub-Custodian
Port of Spain
TRINIDAD AND TOBAGO
Foreign Custodian Rule 17f-5

Banque Internationale Arabe de Tunisie, S.A.
Sub-Custodian
Tunis 1000
TUNISIA
Foreign Custodian Rule 17f-5

Citibank A.S.
Sub-Custodian
34768 Umraniye- Istanbul
TURKEY
Foreign Custodian Rule 17f-5

Standard Chartered Bank Uganda Limited
Sub-Custodian
Kampala
UGANDA
Foreign Custodian Rule 17f-5

ING Bank Ukraine
Sub-Custodian
04070 Kiev
UKRAINE
Foreign Custodian Rule 17f-5

HSBC Bank Middle East Limited
Sub-Custodian
Dubai
UNITED ARAB EMIRATES
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.**
Sub-Custodian
London E14 5JP
UNITED KINGDOM
Foreign Custodian Rule 17f-5

Deutsche Bank AG
Sub-Custodian
London E1 6EG
UNITED KINGDOM
Foreign Custodian Rule 17f-5

Banco Itau Uruguay S.A.
Sub-Custodian
11000 Montevideo
URUGUAY
Foreign Custodian Rule 17f-5

Citibank, N.A.
Sub-Custodian
Caracas 1050 D.C.
VENEZUELA
Foreign Custodian Rule 17f-5

HSBC Bank (Vietnam) Ltd.
Sub-Custodian
Phu Nhuan District
Ho Chi Minh City
VIETNAM
Foreign Custodian Rule 17f-5


WAEMU - Benin, Burkina Faso, Guinea-Bissau, Ivory Coast, Mali, Niger, Senegal, Togo*
Standard Chartered Bank Cote d Ivoire SA
Sub-Custodian
01 B.P. 1141
Abidjan 17
IVORY COAST
Standard Chartered Bank Cote d Ivoire SA
Abidjan
Foreign Custodian Rule 17f-5

Standard Chartered Bank Zambia Plc
Sub-Custodian
Lusaka 10101
ZAMBIA
Foreign Custodian Rule 17f-5

Stanbic Bank Zimbabwe Limited
Sub-Custodian
Harare
ZIMBABWE
Foreign Custodian Rule 17f-5